Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Consolidation, Policy [Policy Text Block]

Principles of Consolidation - The consolidated financial statements include all of the accounts of the Company and its wholly owned subsidiaries. In accordance with the guidance under ASC Topic 810 "Consolidations", while the Company only owns an 80% interest in Enercon, the accompanying consolidated financial statements include 100% of Enercon's financial activity since the effective date of the acquisition. The redeemable noncontrolling interest is reported in the mezzanine (temporary equity) section of the accompanying consolidated balance sheet at December 31, 2025 and December 31, 2024. All intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates, Policy [Policy Text Block]

Estimates and Uncertainties - The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an ongoing basis, we evaluate our estimates, including but not limited to those related to product returns, provisions for bad debt, inventories, goodwill, intangible assets, investments, Supplemental Executive Retirement Plan ("SERP") expense, income taxes, contingencies and litigation. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents, Policy [Policy Text Block]

Cash, Cash Equivalents and Investments - Cash equivalents include short-term investments in money market funds and certificates of deposit with an original maturity of three months or less when purchased. Accounts at each U.S. institution are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $250,000. Substantially all of our U.S. cash and cash equivalents balances are in excess of the FDIC insured limit. The Company periodically invests its excess cash in money market funds and U.S. Treasury Bills. The Company's cash and cash equivalents are placed with high credit quality financial institutions.

The Company has held to maturity securities comprised of U.S. Treasury Bills. These investments were classified as held to maturity as the Company had the intent and ability to hold these investments until they matured. The table below shows the amortized costs, associated gross unrealized gains and associated fair value of the held to maturity securities at December 31, 2025 and 2024:

	December 31, 2025	December 31, 2024

Held to maturity U.S. Treasury securities
Amortized Cost	$-	$950
Gross Unrealized Gain	$-	$26
Fair Value	$-	$977

In determining the fair value of the Company's held to maturity U.S. Treasury securities, the Company utilized Level 1 inputs of the market price for comparable securities as of December 31, 2025 and on December 31, 2024.

Credit Loss, Financial Instrument [Policy Text Block]

Allowance for Credit Losses - The Company currently measures the expected credit losses based on our historical credit loss experience. The Company has not experienced significant recent or historical credit losses and is not forecasting any significant credit losses which would require adjustments to our methodology. If current conditions and supportable forecasts indicate that our historical loss experience is not reasonable and no longer supportable, the Company may adjust its historical credit loss experience to reflect these conditions and forecasts. The Company regularly analyzes its significant customer accounts and, when the Company becomes aware of a customer’s inability to meet its financial obligations, the Company records a specific reserve for bad debt to reduce the related receivable to the amount the Company reasonably believes is collectible. Aside from the related party loan further described in Note 2 "Investment and Impairment in Innolectric", there were no significant impairment losses related to our receivables in 2025 or 2024.

Foreign Currency Transactions and Translations Policy [Policy Text Block]

Effects of Foreign Currency – In non-U.S. locations that are not considered highly inflationary, we translate the non-equity components of our foreign balance sheets at the end of period exchange rates with translation adjustments accumulated within shareholders' equity on our consolidated balance sheets. We translate the statements of operations at the average exchange rates during the applicable period. In connection with foreign currency denominated transactions, including multi-currency intercompany payable and receivable transactions and loans, the Company incurred net realized and unrealized currency exchange (losses) gains of $10.8 million, ($1.9) million and ($1.4) million for the years ended December 31, 2025, 2024 and 2023, respectively, which were included in other expense, net on the consolidated statements of operations.

Concentration Risk, Credit Risk, Policy [Policy Text Block]

Concentration of Credit Risk - Financial instruments which potentially subject us to concentrations of credit risk consist principally of accounts receivable and temporary cash investments. We grant credit to customers that are primarily original equipment manufacturers, subcontractors of original equipment manufacturers and distributors based on an evaluation of the customer's financial condition, without requiring collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. We control our exposure to credit risk through credit approvals, credit limits and monitoring procedures and establish allowances for anticipated losses.  See Note 14, "Segments," for disclosures regarding significant customers.

Inventory, Policy [Policy Text Block]

Inventories - Inventories are stated at the lower of cost or net realizable value. Material costs are determined by standard costs or weighted average cost, both of which approximate actual costs. Costs related to inventories include raw materials, direct labor and manufacturing overhead which are included in cost of sales on the consolidated statements of operations upon sale.

Revenue from Contract with Customer [Policy Text Block]

Revenue Recognition – Revenue is recognized when a customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these goods and services. Taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from revenue. Shipping and handling costs associated with outbound freight after control over a product has transferred to a customer are accounted for as a fulfillment cost and are included in cost of sales.

Standard Product Warranty, Policy [Policy Text Block]

Product Warranties – Warranties vary by product line and are competitive for the markets in which the Company operates. Warranties generally extend for one to three years from the date of sale, providing customers with assurance that the related product will function as intended. The Company reviews its warranty liability quarterly based on an analysis of actual expenses and failure rates accompanied with estimated future costs and projected failure rate trends. Factors taken into consideration when evaluating our warranty reserve are (i) historical claims for each product, (ii) volume increases, (iii) life of warranty, (iv) historical warranty repair costs and (v) other factors. To the extent that actual experience differs from our estimate, the provision for product warranties will be adjusted in future periods. Actual warranty repair costs are charged against the reserve balance as incurred.  See Note 12, "Accrued Expenses."

Product Returns [Policy Text Block]

Product Returns – We estimate product returns, including product exchanges under warranty, based on historical experience. In general, the Company is not contractually obligated to accept returns except for defective product or in instances where the product does not meet the Company's product specifications. However, the Company may permit its customers to return product for other reasons. In certain instances, the Company would generally require a significant cancellation penalty payment by the customer. The Company estimates such returns, where applicable, based upon management's evaluation of historical experience, market acceptance of products produced and known negotiations with customers. Such estimates are deducted from sales and provided for at the time revenue is recognized. Distribution customers often receive what is referred to as "ship and debit" arrangements, whereby Bel will invoice them at an agreed upon unit price upon shipment of product and a price reduction may be granted if the market price of the product declines after shipment.  Distributors may also be entitled to special pricing discount credits, and certain customers are entitled to return allowances based on previous sales volumes. Bel deducts estimates for anticipated credits, refunds and returns from sales each quarter based on historical experience.

Goodwill and Intangible Assets, Policy [Policy Text Block]

Goodwill and Identifiable Intangible Assets – Goodwill represents the excess of the aggregate of the following: (1) consideration transferred, (2) the fair value of any noncontrolling interest in the acquiree and, (3) if the business combination is achieved in stages, the acquisition-date fair value of our previously held equity interest in the acquiree over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed.

Identifiable intangible assets consist primarily of patents, licenses, trademarks, trade names, customer lists and relationships, non-compete agreements and technology-based intangibles and other contractual agreements. We amortize finite-lived identifiable intangible assets over the shorter of their stated or statutory duration or their estimated useful lives, ranging from 1 to 17 years, on a straight-line basis to their estimated residual values and periodically review them for impairment. Total identifiable intangible assets comprise 23.3% and 24.4% at December 31, 2025 and 2024, respectively, of our consolidated total assets.

We use the acquisition method of accounting for those business combinations in which we acquire 100% of the equity. We do not amortize goodwill or intangible assets with indefinite useful lives. Goodwill and intangible assets with indefinite useful lives are tested for possible impairment annually during the fourth quarter of each fiscal year or more frequently if events or changes in circumstances indicate that the asset might be impaired.

Long-Lived Asset, Excluding Intangible Asset and Goodwill, Impairment and Disposal [Policy Text Block]

Impairment and Disposal of Long-Lived Assets – For definite-lived intangible assets, such as customer relationships, contracts, intellectual property, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we perform a review for impairment. We calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over the fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate. At December 31, 2025, no property was classified as assets held for sale within other current assets on the accompanying condensed consolidated balance sheets. Accordingly, no impairment testing was performed during 2025. At December 31, 2024, a total of $2.1 million of property was classified as assets held for sale (within other current assets) on the accompanying consolidated balance sheet, related to properties in the People’s Republic of China ("PRC") and Glen Rock, Pennsylvania, which were being exited in connection with recent restructuring initiatives and facility consolidation efforts. These assets were evaluated for impairment during 2024, and it was determined that no impairment existed.

For indefinite-lived intangible assets, such as goodwill, trademarks and tradenames, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over the fair value, if any. During the year ended December 31, 2024, the Company recorded a $0.4 million impairment charge related to its CUI tradename in connection with a significant change in market conditions due to trade restrictions placed on one of CUI's large suppliers in the PRC by the U.S. government. In addition, in all cases of an impairment review we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate. See Note 5, "Goodwill and Other Intangible Assets," for additional details.

Depreciation, Depletion, and Amortization [Policy Text Block]

Depreciation - Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated primarily using the straight-line method over the estimated useful life of the asset. The estimated useful lives primarily range from 1 to 33 years for buildings and leasehold improvements, and from 3 to 14 years for machinery and equipment.

Redeemable Noncontrolling Interest [Policy Text Block]

Redeemable Noncontrolling Interests - The Company reports noncontrolling interests in the mezzanine (“temporary equity”) section, between liabilities and equity, of the consolidated balance sheets, to the extent that such noncontrolling interests have redemption features, such as a put/call option (which did not qualify for bifurcation), that is redeemable at a fixed or determinable price on a fixed or determinable date at the option of the holder, or upon the occurrence of an event that is not solely within the control of the Company. Due to its redeemable features that are outside the control of the Company, the redeemable noncontrolling interest is and will continue to be reported in the mezzanine section in the consolidated balance sheets for as long as the put option is exercisable by the option holder. The carrying amount of the redeemable noncontrolling interest, initially valued at fair value as part of acquisition accounting, is adjusted each reporting period to equal the greater of the (i) redemption value or (ii) carrying value of the noncontrolling interest, adjusted each reporting period for income or loss attributable to the noncontrolling interest and any distributions made to date. This subsequent valuation method is in accordance with policy elections made by the Company in its accounting for the redeemable noncontrolling interest. The redemption value is calculated based on a pre-determined multiple of trailing twelve-months EBITDA (as defined in the Purchase Agreement as further described in Note 3, "Acquisition." Any measurement adjustments, if applicable, to the redeemable noncontrolling interest are recognized as an adjustment to net earnings attributable to noncontrolling interest on the consolidated statement of operations. Net earnings attributable to redeemable noncontrolling interest is classified below net earnings. Earnings per share is determined after the impact of the redeemable noncontrolling interest's share in net earnings of the Company. Refer to Note 3, "Acquisition", herein for further details related to the redeemable noncontrolling interest.

Derivatives, Policy [Policy Text Block]

Derivative Financial Instruments - As part of our risk management strategy, when considered appropriate, the Company uses derivative financial instruments including foreign currency forward contracts and interest rate swap agreements to hedge against certain foreign currency and interest rate exposures. The intent is to mitigate gains and losses caused by the underlying exposures with offsetting gains and losses on the derivative contracts. By policy, Bel does not enter into speculative positions with derivative instruments.

The Company records all derivatives as assets or liabilities on our consolidated balance sheets at their fair values. Gains and losses from the changes in values of these derivatives are accounted for based on the use of the derivative and whether it qualifies for hedge accounting. The Company's interest rate swaps and foreign currency forward contracts related to the Chinese renminbi (both further described in Note 13, "Derivative Instruments and Hedging Activities") have been designated as cash flow hedges and as such, gains/losses are recorded in accumulated other comprehensive loss ("AOCL") until such time the hedged item affects earnings.

The counterparties to our derivative financial instruments consist of several major international financial institutions. We regularly monitor the financial strength of these institutions. While the counterparties to these contracts expose us to the potential risk of credit-related losses in the event of a counterparty’s non-performance, the risk would be limited to the unrealized gains on such affected contracts.

Income Tax, Policy [Policy Text Block]

Income Taxes - We account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. See Note 10, “Income Taxes.” We record net deferred tax assets to the extent we believe these assets will more-likely-than-not be realized. In making such determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. We have established valuation allowances for deferred tax assets that are not likely to be realized. In the event we were to determine that we would be able to realize our deferred income tax assets in the future in excess of our net recorded amount, we would adjust the valuation allowance, which would reduce the provision for income taxes. We establish liabilities for tax contingencies when, despite the belief that our tax return positions are fully supported, it is more likely than not that certain positions may be challenged and may not be fully sustained. The tax contingency liabilities are analyzed on a quarterly basis and adjusted based upon changes in facts and circumstances, such as the conclusion of federal and state audits, expiration of the statute of limitations for the assessment of tax, case law and emerging legislation. Our effective tax rate includes the effect of tax contingency liabilities and changes to the liabilities as considered appropriate by management.

Earnings Per Share, Policy [Policy Text Block]

Earnings per Share – We utilize the two-class method to report our earnings per share. The two-class method is an earnings allocation formula that determines earnings per share for each class of common stock according to dividends declared and participation rights in undistributed earnings. The Company's Restated Certificate of Incorporation, as amended, states that the Company's Class B common shares, par value $0.10 per share (the "Class B common stock," "Class B common shares" or "Class B shares"), are entitled to dividends at least 5% greater than dividends paid to Class A common shares, par value $0.10 per share (the "Class A common stock," "Class A common shares" or "Class A shares," and collectively with the Class B common stock, the "common stock" or the "common shares"), resulting in the two-class method of computing earnings per share.  In computing earnings per share, the Company has allocated dividends declared to Class A and Class B shares based on amounts actually declared for each class of stock and 5% more of the undistributed earnings have been allocated to Class B shares than to the Class A shares on a per share basis. Basic earnings per common share are computed by dividing net earnings by the weighted-average number of common shares outstanding during the period. Diluted earnings per common share, for each class of common stock, are computed by dividing net earnings by the weighted-average number of common shares and potential common shares outstanding during the period. There were no potential common shares outstanding during the years ended December 31, 2025, 2024 or 2023 which would have had a dilutive effect on earnings per share.

The earnings and weighted average shares outstanding used in the computation of basic and diluted earnings per share are as follows:

	Years Ended December 31,
	2025	2024	2023
Numerator:
Net earnings attributable to Bel shareholders	$61,536	$40,960	$73,831
Less dividends declared:
Class A	508	508	512
Class B	2,957	2,931	2,997
Undistributed earnings	$58,071	$37,521	$70,322

Undistributed earnings allocation:
Class A undistributed earnings	$9,329	$6,064	$11,318
Class B undistributed earnings	48,742	31,457	59,004
Total undistributed earnings	$58,071	$37,521	$70,322

Net earnings allocation:
Class A net earnings	$9,837	$6,572	$11,830
Class B net earnings	51,699	34,388	62,001
Net earnings	$61,536	$40,960	$73,831

Denominator:
Weighted average shares outstanding:
Class A - Basic and Diluted	2,115	2,124	2,142
Class B - Basic	10,525	10,491	10,634
Class B - Diluted	10,546	10,491	10,634

Net earnings per share attributable to Bel shareholders:
Class A - Basic and Diluted	$4.65	$3.10	$5.52
Class B - Basic	$4.91	$3.28	$5.83
Class B - Diluted	$4.90	$3.28	$5.83

Research and Development Expense, Policy [Policy Text Block]

Research and Development ("R&D") - Our engineering groups are strategically located around the world to facilitate communication with and access to customers' engineering personnel. This collaborative approach enables partnerships with customers for technical development efforts. On occasion, we execute non-disclosure agreements with our customers to help develop proprietary, next generation products destined for rapid deployment. R&D costs are expensed as incurred, and are shown as a separate line within operating expenses on the consolidated statements of operations. Generally, R&D is performed internally for the benefit of the Company. R&D costs include salaries, building maintenance and utilities, rents, materials, administration costs and miscellaneous other items. R&D expenses for the years ended  December 31, 2025, 2024 and 2023 amounted to $30.9 million, $23.6 million and $22.5 million, respectively.

Fair Value Measurement, Policy [Policy Text Block]

Fair Value Measurements - We utilize the accounting guidance for fair value measurements and disclosures for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis or on a nonrecurring basis during the reporting period. The fair value is an exit price, representing the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants based upon the best use of the asset or liability at the measurement date. The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability. We classify our fair value measurements based on the lowest level of input included in the established three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers are defined as follows:

Level 1 - Observable inputs such as quoted market prices in active markets

Level 2 - Inputs other than quoted prices in active markets that are either directly or indirectly observable

Level 3 - Unobservable inputs about which little or no market data exists, therefore requiring an entity to develop its own assumptions

For financial instruments such as cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, the carrying amount approximates fair value because of the short maturities of such instruments. See Note 6, "Fair Value Measurements," for additional disclosures related to fair value measurements.

New Accounting Pronouncements, Policy [Policy Text Block]

Recently Issued Accounting Standards

Recently Adopted Accounting Standards

In December 2023, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which focuses on the rate reconciliation and income taxes paid. ASU 2023-09 requires a public business entity (PBE) to disclose, on an annual basis, a tabular rate reconciliation using both percentages and currency amounts, broken out into specified categories with certain reconciling items further broken out by nature and jurisdiction to the extent those items exceed a specified threshold. In addition, all entities are required to disclose income taxes paid, net of refunds received disaggregated by federal, state/local, and foreign and by jurisdiction if the amount is at least 5% of total income tax payments, net of refunds received. The Company adopted this ASU on a retrospective basis from 2023.  Refer to Note 10, "Income Taxes", for the inclusion of new disclosures required.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which requires a public entity to disclose significant segment expenses and other segment items on an annual and interim basis and provide in interim periods all disclosures about a reportable segment’s profit or loss and assets that prior to adoption of this guidance had been required annually. Additionally, it requires a public entity to disclose the title and position of the Chief Operating Decision Maker ("CODM"). The ASU does not change how a public entity identifies its operating segments, aggregates them, or applies the quantitative thresholds to determine its reportable segments. In the fourth quarter of 2024, the Company adopted this guidance and applied the amendments retrospectively to all prior periods presented in the accompanying financial statements. This adoption only impacted our disclosures and did not have any impact to our results of operations, cash flows and financial condition. See Note 14, "Segments", for applicable reportable segment disclosures required by this guidance.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides temporary optional guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the market transition from the London Interbank Offered Rate (“LIBOR”) to alternative reference rates. In January 2021, the FASB issued ASU 2021-01, which refined the scope of Topic 848 and clarified some of its guidance as part of the FASB’s monitoring of global reference rate activities. This updated guidance was effective upon issuance, and the Company was initially allowed to elect to apply the amendments prospectively through December 31, 2022. In December 2022, the FASB issued ASU 2022-06, Reference Rate Reform (Topic 848), Deferral of the Sunset Date of Topic 848, which extended the date by which companies could elect to apply the amendments to December 31, 2024. During January 2023, the Company amended its credit agreement and related interest rate swap agreements to transition the reference rate from LIBOR to a Secured Overnight Financing Rate ("SOFR") effective January 31, 2023. In connection with these amendments, the Company adopted ASU 2020-04 in the first quarter of 2023 and elected to apply the relevant practical expedients within the guidance. The adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, as amended. The new guidance broadens the information that an entity must consider in developing its expected credit loss estimates related to its financial instruments and adds to U.S. GAAP an impairment model that is based on expected losses rather than incurred losses. On January 1, 2023, the Company adopted ASU 2016-13. The adoption of this standard did not have a material impact on the Company's consolidated financial statements.

Accounting Standards Issued But Not Yet Adopted

In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, which is intended to improve disclosures about a PBE's expenses and address requests from investors for more detailed information about the types of expenses in commonly presented expense captions. Such information is intended to allow investors to better understand an entity's performance, assess future cash flows, and compare performance over time and with other entities. The amendments will require PBEs to disclose in the notes to the financial statements, at each interim and annual reporting period, specific information about certain costs and expenses, including purchases of inventory, employee compensation, depreciation, and intangible asset amortization included in each expense caption presented on the face of the income statement, and the total amount of an entity's selling expenses. The amendments are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027, and may be applied either prospectively or retrospectively. Early adoption is permitted. The Company is currently evaluating the impact of adopting this guidance on the consolidated financial statements.